UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	August 4, 2010

 Hampton Roads Bankshares, Inc.
(Exact name of registrant as specified in its charter)

Virginia	001-32968	54-2053718
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

999 Waterside Drive, Suite 200, Norfolk, Virginia 23510
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (757) 217-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☒  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On August 10, 2010, Hampton Roads Bankshares, Inc. (the “Company”) issued a press release regarding the Company’s capital raising initiative.  A copy of the press release is attached to this Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

Ex. 99.1	Press Release, dated August 10, 2010.

Caution about Forward-Looking Statements

Certain information contained in the attached discussion may include “forward-looking statements.”  These forward-looking statements relate to the Company’s plans for raising capital, including the transactions described in the attached press release, the conditions necessary for and timing of the closing on the private placements.  Such statements also relate to the potential success of the Company’s recovery plans, strategies to improve its financial condition and performance and to strengthen the balance sheets of its subsidiary banks.  There can be no assurance that the Company will be able to close on the transactions with investors and obtain required capital, or that other actual results, performance or achievements of the Company will not differ materially from those expressed or implied by forward-looking statements.  Factors that could cause actual events or results to differ significantly from those described in the forward-looking statements include, but are not limited to, our ability to complete the transactions announced today and other aspects of our recapitalization and recovery plans including regulator, shareholder and other third-party action and consents, including the successful participation of holders of our Series A and B preferred stock in exchange offers (the “Series A and B Exchange Offers”) and the Untied States Department of the Treasury in an exchange offer.  Additional factors that could cause actual events or results to differ significantly from those described in the forward-looking statements include, but are not limited to: (1) our ability to attract new deposits and loans; (2) local, regional, and national economic conditions and events and the impact they may have on us and our customers; (3) risks associated with concentrations in real estate related loans; (4) increasing levels of classified assets, including nonperforming assets, which could adversely affect our earnings and liquidity; (5) market interest rate volatility; (6) stability of funding sources and continued availability of borrowings; (7) changes in legal or regulatory requirements or the results of regulatory examinations that could restrict growth and constrain our activities, including the terms of our written agreement entered into with the Federal Reserve Bank of Richmond and the Virginia Bureau of Financial Institutions; and (8) changes in accounting standards and interpretations.  For details on these and other factors that could affect expectations, see the cautionary language included under the headings “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2009, as amended, the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2010, and other filings with the SEC.

Additional Information
The private placements discussed the attached exhibits involve the sale of securities in private transactions that will not be registered under the Securities Act of 1933.  The attached press release does not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

The Company plans to file with the Securities and Exchange Commission (the “SEC”) and mail to its shareholders a proxy statement in connection with the transactions contemplated herein (the “Proxy Statement”).  The Company and its respective directors and executive officers may be deemed to be participants in the solicitation of proxies.  The Proxy Statement will contain important information about the Company and related matters, including the current security holdings of the Company’s respective officers and directors.  Security holders are urged to read the Proxy Statement carefully when it becomes available.

The tender offers mentioned in the press release have not yet commenced.  The description of the Series A and B Exchange Offers is contained therein for informational purposes only and is not an offer to buy or the solicitation of an offer to sell any securities.  The Company will file a Schedule TO with the SEC upon the commencement of such exchange offers.  Eligible holders of Series A and B preferred stock should read the Schedule TO and other related materials when those materials become available, because they will contain important information about the Series A and B Exchange Offers.

The written materials described above, including the Proxy Statement and the interests of participants in the proxy solicitation pursuant to the Proxy Statement to be filed and other documents filed by the Company with the SEC will be available free of charge from the SEC’s website at www.sec.gov.  In addition, free copies of these documents may also be obtained by directing a written request to:  John A.B. Davies, Jr., President and Chief Executive Officer, Hampton Roads Bankshares, Inc., 999 Waterside Dr., Suite 200, Norfolk, Virginia 23510.

About Hampton Roads Bankshares

Hampton Roads Bankshares, Inc. is a bank holding company that was formed in 2001 and is headquartered in Norfolk, Virginia. The Company’s primary subsidiaries are Bank of Hampton Roads, which opened for business in 1987, and Shore Bank, which opened in 1961 (the “Banks”).  The Banks engage in general community and commercial banking business, targeting the needs of individuals and small to medium-sized businesses.  Currently, Bank of Hampton Roads operates twenty-eight banking offices in the Hampton Roads region of southeastern Virginia and twenty-four offices in Virginia and North Carolina doing business as Gateway Bank & Trust Co.  Shore Bank serves the Eastern Shore of Maryland and Virginia through eight banking offices and fifteen ATMs. Through various affiliates, the Banks also offer mortgage banking services, insurance, title insurance, and investment products.  Shares of the Company’s common stock are traded on the NASDAQ Global Select Market under the symbol HMPR. Additional information about the Company and its subsidiaries can be found at www.hamptonroadsbanksharesinc.com.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hampton Roads Bankshares, Inc.

Date: August 10, 2010	By:	/s/ John A.B. Davies, Jr.
John A.B. Davies, Jr.
President and Chief Executive Officer

Exhibit Index

Ex. 99.1	Press Release, dated August 10, 2010.